UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

Invest with faith

Azzad Wise Capital Fund
(Ticker: WISEX)
First Halal Fixed-Income Fund

Azzad Ethical Fund
(Ticker: ADJEX)
Halal Equity Mutual Fund

ANNUAL REPORT JUNE 30, 2014

8000 Town Centre Drive, Suite 400 | Broadview Heights, Ohio 44147
OFFICE 888.350.3369 or 440.922.0066 | **FAX** 440.526.4446 | www.azzadfunds.com
Azzad Asset Management, Inc. | Advisor to the Azzad Funds | 888.86.AZZAD (888.862.9923)

July 18, 2014

Dear Azzad Funds Shareholder,

Enclosed is your copy of the 2014 Azzad Funds Annual Report. In it you will find a review of the performance of your investments for the past 12 months.

The Great Recession officially ended five years ago, and the subsequent recovery has been one of weak growth, subject to fits and starts and characterized by slow job creation, low aggregate demand and ubiquitous uncertainty. The tenuous nature of this recovery was underscored by the US economy’s 2.9% contraction in the first quarter of 2014.

The US economy, however, has now recovered all of the nearly nine million jobs lost during the recession. This is significant because the American consumer is the single biggest driver of the US economy, accounting for two-thirds of all economic activity. Improving employment prospects with higher wages could provide a solid boost to consumer spending. To date, however, wage growth has barely kept up with a low level of inflation. And there are now an additional two million people seeking jobs since the Great Recession began thanks to a growing workforce. Employment and wage growth remain key determinants for how soon the Federal Reserve’s monetary policy can shift from economic stimulus mode to a more normal state going forward.

Uncertainty always exists in the economy, as well as markets. This can create opportunities. Depending on where you are with meeting your financial goals, your asset allocation should be aligned with an appropriate investment strategy. To discuss your goals and how to meet them, and to get answers to any other questions you might have at no additional charge, please contact an Azzad investment advisor at 888.86.AZZAD.

Thank you for your continued trust and investment in the Azzad Funds.

Sincerely,

Jamal Elbarmil

Portfolio Manager

Azzad Ethical Fund (ADJEX)
The Azzad Ethical Fund returned 24.85% for the fiscal year ending June 30, 2014, trailing the 26.04% return posted by the Russell Midcap Growth benchmark.

In terms of positive contribution, it was another good year to be underweighted in the financial sector, and the Fund’s overweight in health care was rewarded. Health care names, specifically within the pharmaceutical and biotech sectors, were a source of outperformance. Incyte Corporation, which developed a treatment for a rare bone marrow disorder, received good clinical news, and appeared to have the only treatment in the space for some time to come. Salix Pharmaceuticals also continued its rise, as investors gave them credit for a late stage pipeline and a strategic acquisition. In the materials sector, several of the Fund’s chemical names outperformed, none more so than Westlake Chemical Corporation, which announced in April that they will be splitting up their business to focus more on the specialty sector. Finally, the Fund’s stake in Keurig Green Mountain Inc. continued to be rewarding, thanks in part to a partnership deal with The Coca-Cola Company.

Underperformers over the period were concentrated in two of the more cyclical areas of the market, capital goods and retailers. Within the capital goods space, Jacobs Engineering Group had issues integrating a large European acquisition, leading to a string of disappointing earnings. Valmont Industries’ gains lagged the market, hurt by disappointing spending on utility supports and fears over a slowdown in irrigation spending. Laggards in retail included Bed Bath & Beyond and Guess? Inc., each of which struggled online and also posted underwhelming results in traditional stores.

The Azzad Ethical Fund continues to favor names that we feel will be steady growth stories over the next few years. The health care sector remains the Fund’s biggest overweight, followed by the energy sector. While we are currently at market weight in industrials, we favor several names that will benefit from a rebound in employment. The Fund recently sold down some of its holdings in the materials sector, where reasonably priced growth had become scarce, and added to its information technology holdings.  We remain cautiously optimistic about the outlook for US equities and believe strengthening economic activity could improve sentiment and help further the expansion of the P/E multiple.

*Returns are not annualized. The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, call 888-862-9923 or visit www.azzadfunds.com. The Russell Midcap Growth Index measures the performance of the mid cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price to book ratios and higher forecasted growth values. Azzad Asset Management (the “Adviser”) has contractually agreed to limit the total operating expenses of the fund to 0.99% through 12/01/2018, excluding indirect expenses. The indices’ returns assume reinvestment of all distributions and dividends; you cannot invest indirectly in an index. The Fund’s inception date was 12/22/2000.

Azzad Wise Capital Fund (WISEX)

The Fund gained 4.35%for the 12 months ending June 30, 2014, outperforming its benchmark BofAML US Corp & Govt 1-3 Yr Index, which returned 1.25%.

Fund performance was strong in all the four quarters of the fiscal year, owing primarily to the strong results from dividend-paying stocks and a continued rally in Sukuk (Islamic bonds). The Sukuk market began to recover from last year’s losses thanks to the Fed's decision to maintain its pace of quantitative easing. In an interconnected global economy, this helped both Sukuk and conventional bonds to rally, especially those in emerging markets. The markets began calendar year 2014 with solid cyclical momentum, but the prospect of slowing liquidity growth and fuller valuations on risky assets raised the odds of higher market volatility. Borrowers were reluctant to sell debt, however, as new Federal Reserve chair Janet Yellen reiterated her commitment to support the US economy.

During the last quarter of fiscal year 2014, global bond markets built on gains made earlier in the year. Data broadly improved, and central banks reinforced their commitment to accommodative monetary policy.

Islamic bank deposits continued to be a stable source of return for the Fund. These deposits, which typically have one year of maturity and are US dollar denominated, serve to enhance the Fund’s risk-adjusted return.

April marked the four-year anniversary of the Azzad Wise Capital Fund. In June, Federated Investment Management Company, a subsidiary of Federated Investors, Inc., was selected to be the Azzad Wise Capital Fund’s new sub-advisor. Federated brings more than half a century of investing experience and the resources of a global fixed-income team to the Fund.

*Returns are not annualized. One year, three year and since inception returns are annualized for the period ending June 30, 2014. The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, call 888-862-9923 or visit www.azzadfunds.com. The Bank of America Merrill Lynch US Corporate and Government Master Index tracks the performance of US dollar-denominated investment grade Government and Corporate public debt issued in the US domestic bond market, excluding collateralized products. The index does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Azzad Asset Management (the “Adviser”) has contractually agreed to limit the total operating expenses of the fund to 1.49% through 12/01/2018, excluding indirect expenses. The index’s returns assume reinvestment of all distributions and dividends; you cannot invest indirectly in an index. The Fund’s inception date was 04/1/2010.

The performance quoted represents past performance, which does not guarantee future results. This summary represents the views of the portfolio manager as of June 30, 2014. Those views may change, and the Funds disclaim any obligation to advise investors of such changes. The Azzad Funds are self-distributed and available by prospectus only. A free copy of the prospectus, which contains information about the Funds’ risks, fees, and objectives, and other important information, is available at www.azzadfunds.com or by calling 888.350.3369.

Azzad Ethical Fund

Performance Illustration

(For the periods June 30, 2014)

(Unaudited)

Average Annual Total Return*
For the Periods Ended June 30, 2014

	Azzad Ethical Fund	Russell MidCap Growth Index
1 Year	24.85%	26.04%
5 Year	19.42%	21.15%
Since Inception	5.70%	6.15%

Annual Operating Expenses 0.99% as disclosed in the Fund's Prospectus.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Azzad Wise Capital Fund

Performance Illustration

(For the periods ended June 30, 2014)

(Unaudited)

Average Annual Total Return *
For the Periods Ended June 30, 2014

	Azzad Wise Capital Fund	BofAML US Corp&Govt 1-3 Yr Index
1 Year	4.35%	1.25%
3 Year	2.59%	1.09%
Since Inception	2.45%	1.47%

Annual Operating Expenses 1.49% as disclosed in the Fund's Prospectus.

Cumulative Performance Comparison $10,000 Investment Since Inception

Azzad Wise Capital Fund
Inception Date 4/1/2010
11,500
11,000
10,500
10,000
9,500
$11,082
$10,638
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Azzad Wise Capital Fund
BofAML US Corp&Govt 1-3 Yr Index

This chart assumes an initial investment of $10,000 made on 4/1/2010 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The BofAML US Corp&Gov’t 1-3 Yr Index is compromised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
4.31%
Consumer Cyclical
18.65%
Consumer Defensive
9.47%
Energy
8.88%
Healthcare
18.96%
Industrials
22.44%
Technology
17.29%

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

Technology
17.13%
Other Assets Less Liabilities
0.93%
Basic Materials
4.26%
Industrials
22.23%
Consumer Cyclical
18.48%
Healthcare
18.78%
Consumer Defensive
9.39%
Energy
8.80%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Common Stocks
9.39%
Short-Term Investments
4.92%
Ethical Bonds (Sukuks)
62.62%
Ethical Bank Deposits &
Notes
23.07%

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of net assets.

Common Stocks
7.42%
Short-Term Investments
3.89%
Other Assets Less Liabilities
20.95%
Ethical Bonds (Sukuks)
49.50%
Ethical Bank Deposits &
Notes
18.24%

Portfolio allocations are subject to change.

Azzad Ethical Fund
Schedule of Investments
June 30, 2014

Shares		Value

COMMON STOCKS - 99.07%

Agricultural Chemicals - 1.24%
2,581	CF Industries Holdings, Inc.	$ 620,808

Air Transportation, Scheduled - 1.42%
7,483	Alaska Air Group, Inc.	711,259

Apparel & Other Finished Products of Fabrics & Similar Material - 0.83%
6,066	Carter's, Inc.	418,129

Ball & Roller Bearings - 1.67%
12,369	Timken Co.	839,113

Biological Products (No Diagnostic Substances) - 1.68%
22,048	Seattle Genetics, Inc. *	843,336

Cable & Other Pay Television Services - 1.02%
6,299	Scripps Network Interactive, Inc., Class A	511,101

Computer Communications Equipment - 1.26%
5,678	F5 Networks, Inc. *	632,756

Computer Storage Devices - 1.57%
7,558	Sandisk Corp.	789,282

Crude Petroleum & Natural Gas - 3.30%
10,354	Noble Energy, Inc.	802,021
10,177	SM Energy Co.	855,886
		1,657,907
Drilling Oil & Gas Wells - 1.84%
7,985	Helmerich & Payne, Inc.	927,138

Electrical Work - 1.67%
24,303	Quanta Services, Inc. *	840,398

Electromedical & Electrotherapeutic Apparatus - 2.03%
11,229	Thoratec Corp. *	391,443
7,590	Varian Medical Systems, Inc. *	631,033
		1,022,476
Electronic Computers - 0.71%
3,822	Apple, Inc.	355,178

Fabricated Structural Metal Products - 1.63%
5,391	Valmont Industries, Inc.	819,162

Food & Kindred Products - 3.70%
40,502	Flowers Foods, Inc.	853,782
10,814	Mead Johnson Nutrition Co.	1,007,540
		1,861,322
General Industrial Machinery & Equipment - 0.65%
3,943	Zebra Technologies Corp. *	324,588

Heavy Construction (Other Than Building Construction) - 1.33%
8,670	Fluor Corp.	666,723

Household Appliances - 0.96%
3,457	Whirlpool Corp.	481,284

Industrial Organic Chemicals - 3.03%
1,962	NewMarket Corp.	769,320
8,987	Westlake Chemical Corp.	752,751
		1,522,071
Leather & Leather Products - 1.22%
6,915	Michael Kors Holdings Ltd. (Hong Kong) *	613,015

Measuring & Controlling Devices, NEC - 1.41%
19,164	Trimble Navigation Ltd. *	708,110

Miscellaneous Fabricated Metal Products - 1.36%
5,447	Parker Hannifin Corp.	684,851

Miscellaneous Food Preparations & Kindred Products - 1.96%
7,920	Keurig Green Mountain, Inc.	986,911

Miscellaneous Transportation Equipment - 0.34%
1,310	Polaris Industries, Inc.	170,614

Motor Vehicle Parts & Accessories - 3.69%
4,437	Autoliv, Inc. (Sweden)	472,895
10,232	Borgwarner, Inc.	667,024
24,467	Gentex Corp.	711,745
		1,851,664
Oil & Gas Field Machinery & Equipment - 3.65%
11,230	Oceaneering International, Inc.	877,400
26,493	Superior Energy Services, Inc.	957,457
		1,834,857
Ophthalmic Goods - 1.42%
5,255	The Cooper Companies, Inc.	712,210

Pharmaceutical Preparations - 8.69%
4,762	Alexion Pharmaceuticals, Inc. *	744,062
6,689	BioMarin Pharmaceutical, Inc. *	416,123
15,399	InterMune, Inc. *	679,866
5,170	Perrigo Co. (Ireland)	753,579
2,448	Regeneron Pharmaceuticals, Inc. *	691,487
8,769	Salix Pharmaceuticals Ltd. *	1,081,656
		4,366,773
Retail-Auto & Home Supply Stores - 1.57%
5,228	O'Reilly Automotive, Inc. *	787,337

Retail-Family Clothing Stores - 1.16%
17,285	Urban Outfitters, Inc. *	585,270

Retail-Home Furniture, Furnishings & Equipment Stores - 1.12%
9,819	Bed Bath & Beyond, Inc. *	563,414

Retail-Jewelry Stores - 0.76%
3,814	Tiffany & Co.	382,353

Retail-Shoe Stores - 1.85%
18,367	Footlocker, Inc.	931,574

Retail-Variety Stores - 1.42%
12,477	Dollar General Corp. *	715,681

Rubber & Plastics Footwear - 1.65%
9,599	Deckers Outdoor Corp. *	828,682

Semiconductors & Related Devices - 5.00%
9,832	IPG Photonics Corp. *	676,442
13,079	Maxim Integrated Products, Inc.	442,201
9,513	Microchip Technology, Inc.	464,330
19,758	Skyworks Solution, Inc.	927,836
		2,510,809
Services-Advertising Agencies - 0.76%
15,001	Conversant, Inc. *	381,025

Services-Business Services, NEC - 1.86%
6,890	Akamai Technologies, Inc. *	420,703
429	Priceline.com, Inc. *	516,087
		936,790
Services-Computer Integrated Systems - 1.69%
14,298	Jack Henry & Associates, Inc.	849,730

Services-Computer Processing & Data Preparation - 1.43%
7,790	DST Systems, Inc.	718,004

Services-Computer Programming, Data Processing, Etc. - 0.78%
2,295	LinkedIn Corp., Class A *	393,524

Services-Consumer Credit Report - 1.51%
10,435	Equifax, Inc.	756,955

Services-Help Supply Services - 1.65%
17,317	Robert Half International, Inc.	826,714

Services-Hospitals - 1.66%
14,320	MEDNAX, Inc. *	832,708

Services-Management Consulting - 1.66%
7,993	Towers Watson & Co., Class A	833,110

Services-Prepackaged Software - 3.85%
12,301	Informatica Corp. *	438,531
10,893	Splunk, Inc. *	602,710
25,599	Symantec Corp.	586,217
15,314	Tibco Software, Inc. *	308,883
		1,936,341
Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 1.30%
10,345	Carpenter Technology Corp.	654,321

Trucking (No Local) - 1.96%
15,442	Old Dominion Freight Line, Inc. *	983,347

Watches, Clocks, Clockwork Operated Devices/Parts - 1.03%
4,962	Fossil Group, Inc. *	518,628

Water Transportation - 1.32%
5,654	Kirby Corp. *	662,310

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 1.62%
6,870	Henry Schein, Inc. *	815,160

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 2.34%
11,613	AmersourceBergen Corp.	843,801
4,475	Nu Skin Enterprises, Inc., Class A	330,971
		1,174,772
Wholesale-Groceries & General Line - 1.63%
12,620	United Natural Foods, Inc. *	821,562

Wholesale-Motor Vehicles & Motor Parts & Supplies - 1.21%
22,792	LKQ Corp. *	608,318

TOTAL FOR COMMON STOCKS (Cost $40,174,394) - 99.07%		49,781,475

TOTAL FOR INVESTMENTS (Cost $40,174,394) - 99.07%		49,781,475

OTHER ASSETS LESS LIABILITIES - 0.93%		466,005

NET ASSETS - 100.00%		$ 50,247,480

* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

	Azzad Wise Capital Fund
	Schedule of Investments
	June 30, 2014

Shares		Value

COMMON STOCKS - 7.42%

Beverages - 0.38%
3,015	The Coca-Cola Co.	$ 127,715
1,505	PepsiCo, Inc.	134,457
		262,172
Commercial Banks Non-US - 1.22%
306,168	Kuwait Finance House (Kuwait)	834,895

Construction, Mining & Materials Handling Machinery & Equipment - 0.14%
1,017	Dover Corp.	92,496

Converted Paper & Paperboard Products - 0.14%
831	Kimberly-Clark Corp.	92,424

Cutlery, Handtools & General Hardware - 0.20%
1,560	Stanley Black & Decker, Inc.	136,999

Electromedical & Electrotherapeutic Apparatus - 0.15%
1,591	Medtronic, Inc.	101,442

Electronic & Other Electrical Equipment - 0.14%
1,413	Emerson Electric Co.	93,767

General Industrial Machinery & Equipment - 0.15%
1,165	Illinois Tool Works, Inc.	102,007

Household Furniture - 0.20%
3,962	Leggett & Platt, Inc.	135,817

Industrial Inorganic Chemicals - 0.16%
856	Air Products & Chemicals, Inc.	110,099

Men's & Boy's Furnishings - 0.33%
1,796	Cintas Corp.	114,118
1,760	VF Corp.	110,880
		224,998
Miscellaneous Food Preparations & Kindred Products - 0.19%
1,806	McCormick & Company, Inc.	129,292

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.16%
528	PPG Industries, Inc.	110,959

Perfumes, Cosmetics & Other Toilet Preparations - 0.20%
2,045	Colgate-Palmolive Co.	139,428

Pharmaceutical Preparations - 0.57%
3,311	Abbott Laboratories	135,420
1,870	AbbVie, Inc.	105,543
1,432	Johnson & Johnson	149,816
		390,779
Retail-Variety Stores - 0.19%
2,000	Family Dollar Stores, Inc.	132,280

Retail-Building Materials, Hardware, Garden Supply - 0.20%
667	The Sherwin-Williams Co.	138,009

Retail-Drug Stores & Proprietary Store - 0.19%
1,733	Walgreen Co.	128,467

Retail-Lumber & Other Building Materials - 0.14%
1,966	Lowe's Companies, Inc.	94,348

Services-Computer Processing & Data Preparation - 0.17%
1,418	Automatic Data Processing, Inc.	112,419

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.35%
1,027	Ecolab, Inc.	114,346
1,578	The Procter Gamble Co.	124,015
		238,361
Specialty Industry Machinery (No Metalworking Machinery) - 0.15%
1,412	Pentair Plc. (United Kingdom)	101,833

Specialty Cleaning, Polishing & Sanitation Preparations - 0.19%
1,436	The Clorox Co.	131,250

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.15%
2,120	Nucor Corp.	104,410

Surgical & Medical Instruments & Apparatus - 0.47%
740	3M Co.	105,998
824	Becton, Dickinson & Co.	97,479
789	C.R. Bard, Inc.	112,835
		316,312
Telephone Communications - 0.18%
3,534	AT&T, Inc.	124,962

Wholesale-Motor Vehicle Supplies & New Parts - 0.20%
1,563	Genuine Parts Co.	137,231

Wholesale-Chemicals & Allied Products - 0.15%
971	Sigma-Aldrich Corp.	98,537

Wholesale-Drugs Proprietaries & Druggists' Sundries - 0.18%
1,758	Cardinal Health, Inc.	120,528

Wholesale-Durable Goods - 0.18%
487	W.W. Grainger, Inc.	123,830

TOTAL FOR COMMON STOCKS (Cost $3,832,613) - 7.42%		5,060,351

SUKUKS - 49.50%
1,000,000	1Malaysia Sukuk Global, B Series, 3.928%, 6/04/2015 (Malaysia)	1,027,600
1,900,000	ADCB Islamic Finance, 4.071%, 11/22/2016 (Cayman Islands)	2,023,500
300,000	ADIB Capital Sukuk, 6.375%, 10/16/2018 (United Arab Emirates)	313,875
1,000,000	ADIB Sukuk, 3.745% 11/04/2015 (United Arab Emirates)	1,036,250
300,000	AHB Sukuk Co., 3.267%, 10/08/2018 (Cayman Islands)	310,875
500,000	Dewa Sukuk 2013 Ltd., 3.00%, 3/05/2018 (Cayman Islands)	513,750
1,000,000	Dib Tier 1 Sukuk Ltd., 6.25%, 3/29/2049 (Cayman Islands)	1,018,750
1,900,000	EIB Sukuk, Ltd. 4.147%, 1/11/2018 (United Arab Emirates)	2,016,280
1,900,000	EIB Sukuk, Ltd. 4.718%, 1/18/2017 (United Arab Emirates)	2,027,300
575,000	Emaar Sukuk, Ltd. 8.50%, 8/3/2016 (Cayman Islands)	650,469
426,330	Emirat Medjool Ltd., 3.875%, 3/19/2023 (Cayman Islands)	418,869
500,000	FGB Sukuk Co., Ltd., 3.797%, 8/2/2016 (Cayman Islands)	525,650
1,150,000	FGB Sukuk Co., Ltd., 4.046%, 1/18/2017 (Cayman Islands)	1,216,125
500,000	GE Capital Sukuk, Ltd., 3.875%, 11/26/2014 (Bermuda)	505,335
2,000,000	HBME Sukuk Co., Ltd., 3.575%, 6/02/2016 (Cayman Islands)	2,094,000
300,000	IDB Trust Services, Ltd., 1.535%, 6/04/2018 (Jersey)	299,310
1,000,000	IDB Trust Services, Ltd., 1.8125%, 3/06/2019 (Jersey)	1,005,850
1,680,000	MAF Sukuk, Ltd., 5.85%, 2/07/2017 (Cayman Islands)	1,843,800
2,000,000	Ooredoo Tamweel Ltd., 3.039%, 12/03/2018 (Cayman Islands)	2,056,780
600,000	Perusahaan Pener Indois Sukuk, 3.30%, 11/21/2022 (Indonesia)	552,000
1,600,000	Perusahaan Pener Indois Sukuk, 4.00%, 11/21/2018 (Indonesia)	1,652,000
580,000	QIB Sukuk Funding, 3.856%, 10/07/2015 (United Arab Emirates)	602,620
800,000	QIIB Sukuk, 2.688%, 10/18/2017 (Qatar)	821,112
1,000,000	Saudi Electricity Global Sukuk, 3.473%, 4/08/2023 (Cayman Islands)	997,500
500,000	Saudi Electricity Global Sukuk, 4.00%, 4/08/2024 (Saudi Arabia)	510,125
1,650,000	Saudi Electricity Global Sukuk, 4.211%, 4/03/2022 (Saudi Arabia)	1,738,688
2,200,000	Sime Darby Global Sukuk, 3.29%, 1/29/2023 (Malaysia)	2,165,165
800,000	SOQ Sukuk Q.S.C., 3.241%, 1/18/2023 (Qatar)	814,000
500,000	TF Varlik Kiralama Sukuk, 3.95%, 5/02/2018 (Turkey)	492,750
1,170,000	Wakala Global Sukuk BHD, 2.991%, 7/6/2016 (Malaysia)	1,213,571
1,170,000	Wakala Global Sukuk BHD, 4.646%, 7/6/2021 (Malaysia)	1,286,555
TOTAL FOR SUKUKS (Cost $33,338,931) - 49.50%		33,750,454

BANK DEPOSITS - 18.24%
396,889	Kuveyt Turk Participation Bank, 2.549%, 11/14/2014 (Turkey)	396,889
1,742,767	Kuveyt Turk Participation Bank, 2.58%, 2/08/2015 (Turkey)	1,742,767
671,386	Kuveyt Turk Participation Bank, 2.62%, 5/12/2015 (Turkey)	671,386
669,980	Kuveyt Turk Participation Bank, 2.627%, 11/11/2014 (Turkey)	669,980
2,064,232	Kuveyt Turk Participation Bank, 2.7675%, 3/13/2015 (Turkey)	2,064,232
1,069,960	Kuveyt Turk Participation Bank, 2.78%, 10/12/2014 (Turkey)	1,069,960
1,999,955	Turkiye Finans Bank, 2.75%, 5/18/2015 (Turkey)	1,999,955
1,349,955	Turkiye Finans Bank, 2.78%, 11/20/2014 (Turkey)	1,349,955
2,451,569	Turkiye Finans Bank, 2.81%, 2/13/2015 (Turkey)	2,451,569
20,394	Turkiye Finans Bank, Current Account (Turkey)	20,394
TOTAL FOR BANK DEPOSITS (Cost $12,437,087) - 18.24%		12,437,087

SHORT TERM INVESTMENTS - 3.89%
669,950	Albaraka Turk Participation Bank, 2.99%, 5/04/2015 (Turkey)	669,950
519,919	Albaraka Turk Participation Bank, 3.08%, 3/02/2015 (Turkey)	519,919
717,699	Albaraka Turk Participation Bank, 3.15%, 2/16/2015 (Turkey)	717,699
738,800	Albaraka Turk Participation Bank, 3.28%, 10/16/2014 (Turkey)	738,800
6,313	Albaraka Turk Participation Bank, Current Account (Turkey)	6,313
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $2,652,681) - 3.89%		2,652,681

TOTAL FOR INVESTMENTS (Cost $52,261,312) - 79.05%		53,900,573

OTHER ASSETS LESS LIABILITIES - 20.95%		14,285,035

NET ASSETS - 100.00%		$ 68,185,608

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Assets and Liabilities
June 30, 2014

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Value (Cost $40,174,394 and $52,261,312, respectively)	$ 49,781,475	$ 53,900,573
Cash	783,558	13,892,383
Receivables:
Shareholder Subscriptions	26,271	82,983
Dividends and Interest	19,319	436,213
Receivable for Securities Sold	6,569,439	-
Prepaid Expenses	12,536	15,710
Total Assets	57,192,598	68,327,862
Liabilities:
Shareholder Redemptions	6,649	33,568
Distributions Payable	-	23,934
Payable for Securities Purchased	6,853,503	-
Due to Advisor	51,607	64,396
Due to Administrator	764	764
Distribution Fees	13,418	1,591
Trustee Fees	582	711
Accrued Expenses	18,595	17,290
Total Liabilities	6,945,118	142,254
Net Assets	$ 50,247,480	$ 68,185,608

Net Assets Consist of:
Paid In Capital	$ 38,031,926	$ 66,898,766
Undistributed Net Investment Income (Loss)	(34,296)	40,101
Accumulated Realized Gain (Loss) on Investments	2,642,769	(392,520)
Unrealized Appreciation in Value of Investments	9,607,081	1,639,261
Net Assets, for 3,669,617 and 6,594,189 Shares Outstanding, respectively	$ 50,247,480	$ 68,185,608

Net Asset Value Per Share	$ 13.69	$ 10.34

Redemption Price Per Share ($13.69*0.98; $10.34*0.98) Note 5*	$ 13.42	$ 10.13

* The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Azzad Ethical Fund and for the Azzad Wise Capital Fund.

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Operations
For the year ended June 30, 2014

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends (Net of foreign taxes withheld $0 and $1,875, respectively)	$ 376,341	$ 121,823
Interest (Net of foreign taxes withheld $0 and $81,291, respectively)	-	1,254,240
Total Investment Income	376,341	1,376,063

Expenses:
Advisory	345,136	708,958
Distribution	45,713	29,788
Legal	3,225	10,170
Transfer Agent	44,131	45,965
Audit	14,085	14,420
Registration	28,433	24,320
Administrative	8,997	8,997
Custody	10,215	49,758
Miscellaneous	4,598	5,628
Printing	8,396	3,016
Trustee	987	2,675
Insurance	761	583
Total Expenses	514,677	904,278
Fees Waived and Reimbursed or Recouped by the Advisor	(87,572)	(16,591)
Net Expenses	427,105	887,687

Net Investment Income (Loss)	(50,764)	488,376

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments and Foreign Currency Transactions	3,857,342	(177,067)
Net Change in Unrealized Appreciation on Investments	5,158,678	2,165,214
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	9,016,020	1,988,147

Net Increase in Net Assets Resulting from Operations	$ 8,965,256	$ 2,476,523

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2014	6/30/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (50,764)	$ 25,904
Net Realized Gain on Investments	3,857,342	3,870,779
Unrealized Appreciation on Investments	5,158,678	466,484
Net Increase in Net Assets Resulting from Operations	8,965,256	4,363,167

Distributions to Shareholders:
Net Investment Income	(25,890)	(34,310)
Realized Gains	(4,657,002)	(387,283)
Total Distributions	(4,682,892)	(421,593)

Capital Share Transactions	11,796,215	8,239,239

Total Increase in Net Assets	16,078,579	12,180,813

Net Assets:
Beginning of Period	34,168,901	21,988,088

End of Period (Includes Undistributed Net Investment Loss of
$(34,296) and $(8,406), respectively)	$ 50,247,480	$ 34,168,901

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2014	6/30/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 488,376	$ 675,868
Net Realized Gain (Loss) on Investments	(177,067)	757,270
Unrealized Appreciation (Depreciation) on Investments	2,165,214	(698,383)
Net Increase in Net Assets Resulting from Operations	2,476,523	734,755

Distributions to Shareholders:
Net Investment Income	(430,408)	(724,307)
Realized Gains	(629,646)	(295,406)
Total Distributions	(1,060,054)	(1,019,713)

Capital Share Transactions	12,960,315	23,441,835

Total Increase in Net Assets	14,376,784	23,156,877

Net Assets:
Beginning of Period	53,808,824	30,651,947

End of Period (Includes Undistributed Net Investment Income (Loss)	$68,185,608	$53,808,824
of $40,101 and $(20,583), respectively)

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2014		6/30/2013		6/30/2012		6/30/2011		6/30/2010

Net Asset Value, at Beginning of Year	$ 12.24		$ 10.77		$ 10.74		$ 8.24		$ 6.78

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)		0.01		(0.02)		(0.01)		(0.02)
Net Gain on Securities (Realized and Unrealized)	3.01		1.62		0.05		3.13		1.48
Total from Investment Operations	2.99		1.63		0.03		3.12		1.46

Distributions:
Net Investment Income	(0.01)		(0.01)		0.00		0.00	***	0.00
Realized Gains	(1.53)		(0.15)		0.00		(0.62)		0.00
Total Distributions	(1.54)		(0.16)		0.00		(0.62)		0.00

Redemption Fees (a)	0.00	***	0.00	***	0.00	***	0.00	***	0.00

Net Asset Value, at End of Year	$ 13.69		$ 12.24		$ 10.77		$ 10.74		$ 8.24

Total Return **	24.85%		15.36%		0.28%		38.42%		21.53%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 50,247		$ 34,169		$ 21,988		$ 14,054		$ 8,479
Before Waivers
Ratio of Expenses to Average Net Assets	1.19%		1.35%		1.41%		1.65%		1.75%
Ratio of Net Investment Loss to Average Net Assets	(0.32)%		(0.27)%		(0.65)%		(0.72)%		(1.05)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%		0.99%		0.99%		0.99%		0.99%
Ratio of Net Investment Loss to Average Net Assets	(0.12)%		0.09%		(0.22)%		(0.06)%		(0.29)%
Portfolio Turnover	56.66%		103.43%		13.48%		27.84%		90.62%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Amount calculated is less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended						Period Ended
	6/30/2014		6/30/2014	6/30/2012		6/30/2011	6/30/2010	#

Net Asset Value, at Beginning of Period	$ 10.09		$ 10.07	$ 10.22		$ 9.82	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.08		0.16	0.10		0.01	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	0.35		0.10	(0.02)		0.42	(0.19)
Total from Investment Operations	0.43		0.26	0.08		0.43	(0.17)

Distributions:
Net Investment Income	(0.07)		(0.16)	(0.08)		(0.01)	(0.01)
Realized Gains	(0.11)		(0.08)	(0.15)		(0.02)	0.00
Total Distributions	(0.18)		(0.24)	(0.23)		(0.03)	(0.01)

Redemption Fees (a)	0.00	***	0.00	0.00	***	0.00	0.00

Net Asset Value, at End of Period	$ 10.34		$ 10.09	$ 10.07		$ 10.22	$ 9.82

Total Return **	4.35%		2.61%	0.86%		4.34%	(1.66)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 68,186		$ 53,809	$ 30,652		$ 26,934	$ 12,790
Before Waivers
Ratio of Expenses to Average Net Assets	1.52%		1.53%	1.63%		1.83%	2.16%	†
Ratio of Net Investment Income (Loss) to Average Net Assets	0.79%		1.52%	0.82%		(0.28)%	0.00%	†
After Waivers
Ratio of Expenses to Average Net Assets	1.49%		1.49%	1.49%		1.49%	1.49%	†
Ratio of Net Investment Income (Loss) to Average Net Assets	0.82%		1.56%	0.96%		0.06%	0.67%	†
Portfolio Turnover	27.13%		45.40%	234.93%		701.30%	100.46%

† Annualized
(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Amount calculated is less than $0.005 per share.
# For the period April 6, 2010 (commencement of investment operations) through June 30, 2010.
The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2014

Note 1.

Organization

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), commenced operations on December 22, 2000 and is registered as a non-diversified fund.  The Azzad Wise Capital Fund (the “Wise Fund”), commenced operations on April 6, 2010 and is registered as a non-diversified fund. The series included in these financial statements are collectively referred to as the "Funds". Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term capital appreciation consistent with ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) programs.

Non-Diversification Risk- The Funds are non-diversified, which means they may invest a greater percentage of their assets in a fewer number of holdings as compared to other mutual funds that are more broadly diversified.  As a result, the Funds’ share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in the Funds’ portfolio may have a significant negative impact of the Funds’ performance.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Wise Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Wise Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distrusted, the Funds could incur a tax expense.

In addition, the Generally Accepted Accounting Principles (“GAAP”) requires management of the Funds to analyze all open tax years, fiscal years 2010-2013, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Redemption Fees- The Ethical Fund and the Wise Fund charge a 2.00% redemption fee for shares redeemed within 90 days of investment.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fees charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.  See Note 5.

Dividends and Distributions to Shareholders- The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis.  The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.  Please see Note 7 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Subsequent Event- Management has evaluated the impact of all subsequent events through the date of the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Securities Valuations

Processes and Structure

The Funds' Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Funds’ Board of Trustees has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the company's investment adviser to apply those methods in making fair value determinations, subject to board oversight. The investment adviser has established a Valuation Committee to oversee the implementation of these Procedures. The Valuation Committee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The Valuation Committee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The Valuation Committee meets annually and on an as needed basis. The Valuation Committee reviews its own fair value decisions and reports to the Board of Trustees on all fair valuation decisions that are made. The Board of Trustees reviews all valuation decisions made by the Valuation Committee and evaluates whether the Valuation Committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Sukuks. The Wise Fund invests in Sukuk. Sukuk are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuk do not earn interest payments.

Sukuk may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuk based on their credit quality and the issuer’s ability to pay investors. Sukuk receive ratings that look exactly like conventional bonds. At June 30, 2014, 49.50% of the Wise Fund’s net assets were invested in Sukuks.  These instruments will be categorized as level 2 investments in the fair value hierarchy.

Bank Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments.  Bank deposits will be categorized as level 2 investment in the fair value hierarchy.

The following tables summarize the inputs used to value each Fund’s assets and liabilities measured at fair value as of June 30, 2014:

Azzad Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 49,781,475	$ -	$ -	$ 49,781,475
	$ 49,781,475	$ -	$ -	$ 49,781,475

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the period ended June 30, 2014.

Azzad Wise Capital Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 5,060,351	$ -	$ -	$ 5,060,351
Sukuks	-	33,750,454	-	33,750,454
Bank Deposits	-	12,437,087	-	12,437,087
Short-Term Investments	2,652,681	-	-	2,652,681
	$ 7,713,032	$ 46,187,541	$ -	$ 53,900,573

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Wise Fund did not hold any derivative instruments at any time during the period ended June 30, 2014.

Note 4.

Transactions with the Adviser and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Adviser") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Ethical Fund and Wise Fund, respectively.

For the year ended June 30, 2014, the Adviser earned $345,136 and $708,958 for the Ethical Fund and Wise Fund, respectively. At June 30, 2014, the Adviser was owed $51,607 and $64,396 for the Ethical Fund and Wise Fund, respectively.

The Funds’ Adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 1.49%, for Ethical Fund and Wise Fund, respectively, of average daily net assets for a five year period beginning July 1, 2009 and ending December 1, 2018 for the Ethical Fund and  December 1, 2008 and ending December 1, 2018 for the Wise Fund.  Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the Funds within three fiscal years after such reimbursement or waiver occurred, if the Funds are able to make the repayment without exceeding the expense limitations (or, if less, the expense limitation then in place). For the year ended June 30, 2014, the Adviser waived fees of $87,572 for the Ethical Fund and $16,591 for the Wise Fund.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2014, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $271,711 and $73,068, respectively.  As of June 30, 2014, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Ethical Fund	Wise Fund
June 30, 2012	June 30, 2015	$ 82,047	$ 37,113
June 30, 2013	June 30, 2016	$ 102,092	$ 19,364
June 30, 2014	June 30, 2017	$ 87,572	$ 16,591

Sub-advisory Agreement – The Adviser and the Board entered into a Sub-Advisory Agreement with Ziegler Capital Management (“Sub-Adviser”, “Ziegler”) on August 16, 2012, on behalf of the Ethical Fund, which was renewed by the Board at a meeting held on April 22, 2013.  The sub-advisory fee paid to Ziegler is paid by the Adviser, not the Ethical Fund and therefore does not impact the fees paid by the Ethical Fund.  The Ethical Fund receives additional research services and investment management expertise, from a reputable firm, without any additional impact on the Ethical Fund’s shareholders.

On November 30, 2013, the Sub-Adviser to the Ethical Fund was acquired by Stifel Financial Corp., but remains a distinct entity. The company name of the Sub-Adviser was changed from Ziegler Lotsoff Capital Management to Zeigler Capital Management. There is no change to the Sub-Adviser Agreement. The Board approved an interim Sub-Advisory Agreement with Ziegler during the third quarter meeting on November 14, 2013. A shareholder vote was held on February 26, 2014.

At a special meeting on March 10, 2014 the majority of the Independent Trustees of the Board, considered and approved a Sub-Advisory Agreement between Federated Investors, Inc. (“Federated”) and the Adviser.  Federated will act as the sub-advisor to the Wise Fund.  The Adviser, not the Wise Fund, will pay the sub-advisory fee to Federated. Therefore the fees paid by the Wise Fund will not be impacted. The Wise Fund will receive additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser.  Pursuant to the  Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Adviser $750 per month, per Fund.   For the year ended June 30, 2014, the Ethical Fund and the Wise Fund each paid the Adviser $8,997 for administrative services pursuant to the agreement.  As of June 30, 2014, each Fund owed the Adviser $764, respectively, in administrative fees.

Note 5.

Capital Share Transactions

The Board of Trustees is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years ended June 30, 2014 and 2013:

Ethical Fund	Year Ended 6/30/2014		Year Ended 6/30/2013
	Shares	Amount	Shares	Amount
Shares Sold	1,212,623	$ 16,284,113	1,397,055	$ 15,612,832
Shares issued in reinvestment of distributions	128,306	1,696,197	13,620	147,094
Redemption fees	-	202	-	334
Shares redeemed	(462,296)	(6,184,297)	(661,692)	(7,521,021)
Net Increase	878,633	$ 11,796,215	748,983	$ 8,239,239

As of June 30, 2014, paid-in-capital totaled $38,031,926.

The following is a summary of capital share activity for the years ended June 30, 2014 and 2013:

Wise Fund	Year Ended 6/30/2014		Year Ended 6/30/2013
	Shares	Amount	Shares	Amount
Shares Sold	2,756,433	$ 28,211,042	3,099,356	$ 31,804,165
Shares issued in reinvestment of distributions	9,447	96,276	2,617	26,821
Redemption fees	-	414	-	-
Shares redeemed	(1,502,247)	(15,347,417)	(815,646)	(8,389,151)
Net Increase	1,263,633	$ 12,960,315	2,286,327	$ 23,441,835

As of June 30, 2014, paid-in-capital totaled $66,898,766.

Shareholders of the Ethical and Wise Funds are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 90 days after their purchase. For the year ended June 30, 2014, $202 and $414 of redemption fees were collected from shareholders of the Ethical and Wise Funds, respectively, and reclassified to paid-in-capital.

Note 6.

Investment Transactions

For the year ended June 30, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $31,101,855 and $23,887,609, respectively, for the Ethical Fund. For the year ended June 30, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $17,115,209 and $12,100,771, respectively, for the Wise Fund.

Note 7.Concentration of Risk

The Wise Fund invests in securities of non-U.S. issuers.  Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.  As of June 30.2014, the diversification of countries was as follows:

Country	Percentage of Net Assets
Turkey	22.85%
Cayman Islands	20.03%
United Arab Emirates	8.79%
Malaysia	8.36%
United States	6.06%
Saudi Arabia	3.30%
Indonesia	3.23%
Qatar	2.40%
Jersey	1.92%
Kuwait	1.22%
Bermuda	0.74%
United Kingdom	0.15%

Note 8.

Tax Matters

As of June 30, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments *	$ 40,178,685	$ 52,261,312

Gross tax appreciation of investments	$ 10,288,917	$ 1,817,120
Gross tax depreciation of investments	$ (686,127)	$ (177,859)
Net tax appreciation (depreciation)	$ 9,602,790	$ 1,639,261

Each Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at June 30, 2014, the following represents the tax basis capital gains and losses and undistributed ordinary income:

	Ethical Fund	Wise Fund
Undistributed ordinary income	$ -	$ 40,101
Accumulated realized gains	$ 2,647,060	$ -

Capital loss carry forwards +	Short-Term	Short-Term
Indefinite	$ -	$ (106,907)

	Long-Term	Long-Term
	$ -	$ (72,876)

+ The capital loss carry forward will be used to offset any capital gains realized by the Wise Fund in future years through the expiration date.  The Wise Fund will not make distributions from capital gains while a capital loss carry forward remains.

* The difference between the book cost and tax cost of investments for the Ethical Fund represents disallowed wash sales for tax purposes.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.  Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States

The Funds paid the following distributions for the years ended June 30, 2014 and 2013:

Ethical Fund
Year Ended	$ Amount	Tax Character
6/30/2014	$ 25,890	Ordinary Income
6/30/2014	$3,798,015	Long-Term Capital Gain
6/30/2014	$ 858,987	Short-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2013	$ 34,310	Ordinary Income
6/30/2013	$ 113,586	Long-Term Capital Gain
6/30/2013	$ 273,697	Short-Term Capital Gain

Wise Fund
Year Ended	$ Amount	Tax Character
6/30/2014	$ 430,408	Ordinary Income
6/30/2014	$ 11,251	Long-Term Capital Gain
6/30/2014	$ 618,395	Short-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2013	$ 724,307	Ordinary Income
6/30/2013	$ 34,295	Long-Term Capital Gain
6/30/2013	$ 261,111	Short-Term Capital Gain

Note 9.

Distribution Plan

The Funds maintain a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows the Funds to pay distribution expenditures incurred in connection with the sale and promotion of the Funds and the furnishing of services to shareholders of the Funds.  The Plan provides that the Funds may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of the Funds for the Ethical Fund and Wise Fund, respectively.  As of July 1, 2011,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Funds; and (viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of the Funds’ assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2014, the Ethical Fund incurred $45,713 in distribution fees and the Wise Fund incurred $29,788 in distribution fees.  As of June 30, 2014, $13,418 and $1,591 was owed to the Adviser in distribution fees for the Ethical and Wise Funds, respectively.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2014, FolioFn, in aggregate, owned approximately 60.01% and 81.38% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, FolioFn may be deemed to control the Funds.

Note 11. New Accounting Pronouncement

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Funds

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Fund (“Ethical Fund”) and Azzad Wise Capital Fund (“Wise Fund”), each a series of The Azzad Funds, (the Funds) including the schedule of investments, as of June 30, 2014 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Ethical Fund, and the financial highlights for each of the four years in the period then ended, and for the period April 6, 2010 (commencement of investment operations) through June 30, 2010 for the Wise Fund. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of June 30, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2014, the results of their operations for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Ethical Fund, and the financial highlights for each of the four years in the period then ended, and for the period April 6, 2010 (commencement of investment operations) through June 30, 2010 for the Wise Fund, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 25, 2014

Azzad Funds
Expense Illustration
June 30, 2014 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 through June 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Azzad Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2014	June 30, 2014	January 1, 2014 to June 30, 2014

Actual	$1,000.00	$1,030.10	$4.98
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.89	$4.96

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Azzad Wise Capital Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2014	June 30, 2014	January 1, 2014 to June 30, 2014

Actual	$1,000.00	$1,021.01	$7.47
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.41	$7.45

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AZZAD FUNDS

TRUSTEES AND OFFICERS

JUNE 30, 2014 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Age: 78	Trustee Since 2000	2	General Secretary & Director of IQRA International Education Foundation (publisher of religious books) (1995 to present)
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 66	Trustee Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)
Abed Awad, Esq. 777 Terrance Ave., Ste. 303 Hasbrouck Hts., NY 07604 Age: 45	Trustee Since 2013	2	Partner at Awad & Khoury, Attorneys at Law, Hasbrouck Heights, NJ (since August 2010), Principal at Law Offices of Abed Awad, Clifton, NJ (September 1999 – August 2010)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Bashar Qasem 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042 Age: 50	Chairman, Treasurer and Trustee Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)
Jamal Elbarmil 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 53	Secretary Since 2001	2	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001).
Manal Fouz* 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 40	Chief Compliance Officer Since 2007	2	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002)

*Manal Fouz is the wife of Bashar Qasem.

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2014 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

ADVISORY RENEWAL AGREEMENT

Basis for Board’s Investment Advisory Contract Renewal

The investment advisory agreement between the Azzad Funds (“the Funds”) and Azzad Asset Management (“the Adviser”) is subject to annual approval by the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of each affected Fund. The Trustees meet over the course of the year with investment advisory personnel from the Adviser and regularly review detailed information regarding the Funds’ investment program, and performance of each Fund.

On April 29, 2014, the Trustees, including all of the independent Trustees, met in person to consider the continuation of the Advisory Agreements for the Azzad Ethical Fund and Azzad Wise Capital Fund, for the following one year period. Prior to the meeting of the Trustees on April 29, 2014, the Independent Trustees met among themselves to prepare for the meeting. The Trustees considered and reviewed the information they were provided by the Adviser and Fund’s Chief Compliance Officer.

The Adviser noted that no changes had been proposed to the Azzad Funds’ investment advisory agreement, and that the Advisor had agreed to continue capping certain operating expenses of both the Azzad Ethical Fund and the Azzad Wise Capital Fund until December 1, 2018. The Trustees stated they had reviewed the following materials provided to them in advance of the meeting: (i) an executed copy of the Funds’ investment advisory and expense cap agreements, (ii) an annual certification from the Funds’ CCO that the Adviser has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Azzad Funds, (iii) the Adviser’s Form ADV Parts1 and 2 and accompanying schedules, (iv) the Adviser’s financial information including its balance sheet and profit/loss statements, (v) the Azzad Ethical Fund and the Azzad Wise Capital Fund Morningstar Reports, (vi) the Azzad Asset Management Code of Ethics Report, (vii) The Funds’ Prospectus and Statement of Additional Information, (viii) the Azzad Ethical Fund and the Azzad Wise Capital Fund factsheets, (ix) the Azzad Funds and Azzad Asset Management Annual Compliance Report, and (x) the Azzad Funds Semi-Annual Report.

The Trustees considered the following factors, among others when evaluating the advisory agreement: the nature, extent and quality of the services provided by the Adviser, including the personnel providing such services; the Adviser’s financial condition, the profitability of the Funds to the Adviser, fees and expense information for the Funds, brokerage allocation and the Adviser’s best execution process, any direct and indirect benefits to the Adviser from its relationship with the Funds, the Advisor’s compliance program and policies, the Adviser’s performance of substantially similar duties for other clients; and any possible conflicts of interest.

The Trustees reviewed the Adviser’s services to the Funds including its personnel, revenue and costs of managing the Funds.

At the meeting, the Trustees considered the following factors:

i.

The nature, extent, and quality of the services to be provided by the investment adviser under the Investment Advisory Agreement- The Trustees reviewed information provided by the Adviser about its personnel and operations. The Adviser’s administrative capabilities including its abilities to supervise the Funds’ other service providers such as the custodian, transfer agent, fund accountant and others were also taken into consideration. The Trustees took into account the experience of the Funds’ portfolio management teams and of Azzad’s senior management, and the time and attention devoted by each to the Azzad Funds. The Trustees noted that more time and resources will be devoted to overseeing both Funds since Ziegler Capital Management will continue to be the subadviser to the Azzad Ethical Fund and Federated Investment Management will become the subadviser to the Azzad Wise Capital Fund. The Trustees considered Azzad’s expertise in overseeing the management of both funds as well as its responsibilities in monitoring and conducting due diligence on both subadvisers.

The Trustees acknowledged receiving a report from the Chief Compliance Officer of the Fundsstating that she had reviewed and tested the Adviser’s compliance program and determined that they appeared reasonably designed to prevent violations of federal securities laws. The Trustees also acknowledged receiving compliance updates from the Chief Compliance Officer throughout the year during Board of Trustees meetings, as well as the Azzad Funds and Azzad Asset Management Annual Compliance Report. The Trustees concluded that the Adviser complied with the Funds’ investment policies and procedures.

ii.

The investment performance of the Funds and the investment adviser- The Trustees stated that they received detailed information on the Funds noted that it reviewed on a quarterly basis detailed information about the Funds’ portfolio characteristics, performance and attributes. The Trustees considered the Funds’ total return and performance in comparison with their benchmarks and categories, as well as the Funds’ Lipper ratings. The Trustees noted that the Azzad Ethical Fund’s return was 36.36% for the 2013 calendar year compared to 35.74% for the benchmark, and that the Azzad Wise Capital Fund’s return was 1.92% for the calendar year compared to its benchmark return of 0.44%. The Trustees noted that the performance of the Azzad Ethical Fund had improved in comparison to 2012, where it had underperformed its’ benchmark. The Trustees stated that they would continue to monitor the performance of both Funds, taking into consideration the hiring of Federated as the Azzad Wise Capital Fund’s subadviser.

iii.

The costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the Funds- In considering the Funds’ fees and expenses, the Trustees viewed the Funds’ Lipper ratings regarding the Funds’ expense ratio. The Trustees also reviewed the Funds’ Morningstar reports which compared each Fund’s expense ratio to the average fee ratio for its category. The Trustees found that the Azzad Ethical Fund’s Expense Ratio was below average in comparison to its category and that its expense ratio was rated 5/5 by Lipper. The Trustees noted that the Adviser has an agreement to cap expenses at 0.99% up until December 1, 2018.

The data indicated that the Azzad Wise Capital Fund’s advisory fee and total expenses were high for its category. The Fund was categorized as having a “high” fee level by Morningstar and received a 1/5 expense rating by Lipper. The Trustees noted that the unique nature of the Fund, as well as the existence of limited counterparties, affected the Funds expense ratio. The Trustees noted that the Adviser had an agreement to cap expenses to 1.49% up until December 1, 2018.

The Trustees noted that the Adviser has only used hard dollars to pay for brokerage trades for the Funds and has not benefit from any soft dollars to pay for research for the Funds. The Trustees noted the high cost of such research services, especially regarding the Azzad Wise Capital Fund. Based on its review, the Trustees concluded the advisory fee for both the Azzad Ethical Fund and the Azzad Wise Capital Fund and the Adviser’s profits from the Funds were reasonable in light of the services provided by the Adviser.

iv.

The extent to which economies of scale would be realized as the Funds grow- The Trustees considered the effect of the Funds’ current size and potential economies of scale on its performance and expenses. The Trustees recognized that the uniqueness of the Azzad Ethical Fund and the Azzad Wise Capital Fund may limit its abilities to realize economies of scale at this point. The Trustees noted that economies of scale may be realized as the Funds’ assets increase over time. The Adviser stated that it has continued to expand the Funds’ distribution through various platforms.

In approving the Investment Advisory Agreement, the Trustees, including the disinterested members, did not identify any single factor as controlling, and each member may have attributed different weights to various factors. Therefore, upon motion duly made by independent trustee member, Syed Raheemullah and seconded by independent trustee member, Abed Awad, and unanimously approved, it was unanimously determined that continuation of the Agreement between the Azzad Funds and the Advisor was in the best interest of the Funds and its shareholders and

VOTED: To approve the renewal of the Investment Advisory Agreement between the Azzad Funds (Azzad Ethical Fund and Azzad Wise Capital Fund) and Azzad Asset Management for an additional year.

AZZAD WISE CAPITAL FUND SUBADVISORY APPROVAL AGREEMENT

Basis for Board’s Investment Subadvisory Contract Approval with Federated Investment Management

At an in-person meeting held on March 10, 2014 (the “Meeting”), the majority of the Independent Trustees, who were present in person, considered and approved the Subadvisory Agreement (“Agreement”) with Federated Investment Management (“Federated” or “Sub-Adviser”) and Azzad Asset Management (“Investment Adviser” and “Azzad”). The Agreement will continue until [insert date], and thereafter is subject to annual approval by the Board of Trustees (“Board”) including a majority of the Independent Trustees.

In preparation for the March 10, 2014 meeting, the Board request and reviewed a wide variety of materials provided by Federated. These materials included: Federated’s Form 10-K, Federated’s SSAE16 Report, Federated’s ADV Parts 1 and 2, Federated 2012 Annual Report, Federated’s Best Execution Policy, Federated’s Fixed Income Allocation Procedure, Federated’s Business Continuity Plan Summary, Federated’s Code of Business Conduct & Ethics, Federated’s SEC deficiency letter & response, the GIPS schedule rate of return and statistics, a presentation provided to the Adviser during their onsite visit, the GIPS Auditor letter as well as Federated’s returns for fixed income and emerging market debt companies composites.

The Board acknowledged it received various due diligence materials from the Adviser relating to certain factors the Board considered in determining whether to approve the Agreement. These included: (i) a copy of the proposed Subadvisory Agreement between Federated and the Adviser, as well as, the process by which the Adviser selected and recommended Federated for Board approval; (ii) the nature, extent and quality of services to be provided by Federated; (iii) the fees proposed to be paid by the Adviser to Federated, as well as a list of subadvisory fee comparables for short time bond funds and advisory fee comparables for emerging market fixed income funds; (iv) information regarding Federated’s reputation, investment management business, personnel and operations; (v) information regarding Federated’s historical performance returns for its fixed income and emerging market composites; (vi) information regarding Federated’s compliance program; (vii) information regarding Federated’s financial conditions; (viii) and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund grows.

In connection with its deliberations, the Board considered information supplied by the Adviser and Federated in advance of the meeting on March 10, 2014. In its deliberation, the Trustees did not identify any single factor that alone was responsible for the Board’s decision to approve the proposed Subadvisory Agreement.

Nature, Extent and Quality of Services provided by Federated. In examining the nature, extent and quality of the services to be provided by Federated to the Fund, the Board reviewed the materials provided by Federated to the Board. The Board evaluated (i) Federated’s organization, history, reputation, qualifications and background, as well as the qualifications of its personnel; (ii) its expertise in providing portfolio management services to fixed income and emerging market products and the performance history of those portfolios; (iii) its expertise in sukuk investments and Islamic finance relative to other investment advisers; and (iv) its compliance program and overall expertise serving as Sub-Adviser to other 1940 Investment Company Act Funds. The Board noted that Federated manages over $9 billion in subadvisory investments.

The Board also considered Federated’s investment process and research resources and capabilities. The Board noted, in particular, that Federated’s investment approach and philosophy, risk controls and personnel were reviewed by the Adviser’s Investment Committee (which included the Adviser’s CEO, Vice President and current Portfolio Manager, two analysts who hold the CFA designation, the Chief Compliance Officer and General Counsel). The Board noted that the Adviser’s Investment Committee had undergone an extensive comparison of Federated with two other potential sub-adviser candidates and had recommended Federated as the Fund’s sub-adviser.  The Board noted that Federated would devote two portfolio managers to the Fund who have 35 aggregate years of experience between them and that the portfolio would be supported by other analysts from Federated’s emerging market debt team and the entire global fixed income team including at least one analyst with direct experience managing a Fund overseas with a similar investment mandate as that of the Azzad Wise Capital Fund.

The Board discussed the acceptability of the terms of the proposed Subadvisory Agreement, noting that it may terminate the contract without penalty upon not more than sixty days prior written notice to the Adviser. It also noted that the Sub-Adviser would inform the Adviser if it intended to manage a fund with a similar investment mandate upon not less than 90 days prior written notice to the Adviser. The Board also noted that the Sub-Adviser would be responsible for the selection of brokers, as well as, brokerage trade execution, enabling the Fund to possibly leverage Federated’s brokerage relationships. The Board noted that the terms and conditions of the Subadvisory Agreement were generally similar in scope to subadvisory agreements applicable to other funds.

The Board also considered the due diligence review process undertaken by the Adviser, and the process in which the Adviser recommended Federated for Board approval. The Trustees reviewed Federated’s financial condition and its ability to carry out its responsibilities under the Subadvisory Agreement. The Board noted the potential advantages of the Fund being managed by a large organization with expansive resources and capabilities. The Board noted that while the Fund has a unique investment mandate, many of the same investment processes, risk controls and management Federated employs for its fixed income and emerging market products would also apply to the Fund. The Board noted that Federated may potentially be able to leverage its relationships to enhance the Fund’s portfolio. The Board concluded that the Fund would benefit from the knowledge and experience of Federated’s investment professionals.

The Board also reviewed and discussed Federated’s compliance program including information provided to the adviser regarding a 2008 audit by the Securities and Exchange Commission. The Adviser noted they were given a thorough presentation during their onsite visit regarding Federated’s compliance program and it was determined to be reasonably designed to prevent violations of the federal securities laws.

Based on this review, the Board concluded that the nature, extent and quality of the subadvisory services provided by Federated were adequate and appropriate in light of the extent and quality of services proposed to be provided.

Investment Performance of the Azzad Wise Capital Fund and Federated. The Board considered Federated’s expertise in global fixed income management which includes various customized strategies having portfolio characteristics similar to the Fund, such as credit quality, duration management, and income generation. The Board noted that Federated’s Emerging Market Debt Strategy includes investments which may overlap those found in the Fund’s investment mandate. The Board acknowledged that it reviewed and received information regarding Federated’s performance regarding its Emerging Market Debt Strategy and Active Cash Moderate Fixed Income Strategy. The Board observed that Federated has delivered solid performance results over the one, three, five and ten year periods relative to its benchmark for these strategies. The Board also reviewed performance, portfolio characteristics and risk reports provided to it by the Adviser comparing Federated’s emerging market debt strategy to the strategies of two other potential sub-adviser candidates.

Based on these factors, the Board concluded that Federated will be able to provide valuable assistance to the Adviser in generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

Comparative Fees, Costs of Services to be Provided and Profitability. The Board considered the fee payable under the proposed Subadvisory Agreement, noting that the fee would be paid by the Adviser, not the Fund, and, therefore would not impact the fees paid by the Fund. The Board considered that the Fund would be receiving additional research services and investment management expertise from a reputable firm, without any additional impact on the Fund’s shareholders. The Board also noted that the Sub-Adviser also pays for certain support services provided by its London affiliate through its subadvisory fee. The Board reviewed data regarding fees charged by Federated to its other clients, observing that the proposed subadvisory fees are Federated’s standard fees and in line with its normal business practices.

The Board also considered whether there were any ancillary benefits that may accrue to Federated as a result of Federated’s relationship with the Fund. It was noted that Federated would not be responsible for ensuring that the securities selected for the Fund’s portfolio comply with the Fund’s socially responsible (halal) investment philosophy. Instead, the Adviser would maintain control and responsibility for ensuring that the Fund’s holdings comply with its socially responsible (halal) philosophy. It was also noted that Federated may receive reputational benefits from serving as a sub-adviser to a mutual fund in the growing Islamic investment niche market. However, any such benefits may be balanced by the greater regulatory scrutiny that serving as a sub-adviser to a mutual fund entails. The Board concluded that the benefits that were expected to accrue to Federated by virtue of its relationship with the Fund were reasonable.

When determining the appropriateness of the subadvisory fee, the Board considered the nature and quality of the services and research to be provided to the Fund, the expected potential enhancement to the Fund’s performance and trade execution, and the Sub-Adviser’s cost of providing such services.  The Board observed that the Sub-Adviser has significant and long-term investments in areas that support the Fund such as personnel and processes for portfolio management, compliance, risk management functions and systems technology.

The Board concluded that the execution of the Funds’ investment program as well as the nature, extent and quality of the Sub-Adviser’s investment management services justifies the subadvisory fees.

Economies of Scale to be Realized. The Board recognized that, because Federated’s fee is paid by the Adviser and not the Fund, an analysis of the economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Adviser. Nonetheless, the Board noted that the Sub-Adviser’s fee provides for lower fees as assets increase at pre-established breakpoints and concluded that the proposed Subadvisory Agreement satisfactorily provides for sharing of these economies of scale.

In considering the materials and information described above, the Independent Trustees were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of subadvisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, concluded that the approval of the Subadvisory Agreement was in the best interest of the Fund and its shareholders, and unanimously approved the Subadvisory Agreement for the Fund.

AZZAD ETHICAL FUND SUBADVISORY APPROVAL AGREEMENT

On October 16, 2013, Ziegler Lotsoff Capital Management announced that it will enter into a transaction with Stifel Financial Corporation (“Stifel”) where Stifel will be acquiring all outstanding ownership of the firm. The transaction closed on November 30, 2013 and upon this acquisition, Ziegler Lotsoff Capital Management changed its name to Ziegler Capital Management (“Ziegler”). Although Ziegler became a wholly-owned subsidiary of Stifel, it remains a separate entity, distinct from Stifel’s other businesses.

Basis for Board’s Subadvisory Contract Approval with Ziegler Capital Management

At the November 14, 2013 Meeting, at which the majority of the Trustees, including a majority of the Independent Trustees and who are not interested persons of any party to the Interim and New Sub-Advisory Agreement, were present in person, the Board considered and voted in favor of the Interim and New Sub-Advisory Agreement, pursuant to which, subject to its approval by the Fund’s shareholders, Ziegler Capital Management (“Ziegler”) will continue to serve as sub-adviser to the Fund. The Interim Sub-Advisory Agreement covers the period between the termination of the Prior Sub-Advisory Agreement and the approval of the New Sub-Advisory Agreement by the shareholders.

The Trustees reviewed the New Sub-Advisory Agreement and noted that the terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Prior Sub-Advisory Agreement, except that the date of its execution, effectiveness, and expiration are changed. The Trustees reviewed the Interim Sub-Advisory Agreement and noted that except for those specific terms and conditions required by Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement is materially the same as the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement.

In preparation for the November 14, 2013 meeting, the Board requested and reviewed a wide variety of materials provided by Ziegler. These materials included: Stifel’s Form 10-K, Stifel’s FINRA Broker check report, Ziegler’s 2012 audited financials, Ziegler’s ADV Part 1 and Part 2, Ziegler’s Code of Ethics Report, Ziegler’s Privacy Policy and the Fund’s performance and portfolio characteristics since Ziegler became the sub-adviser to the Fund. The Board also requested and reviewed reports prepared using data from Morningstar, an independent source of investment company data, relating to the Fund’s performance and expenses, compared to the performance and expenses of its peer group. In addition, the Board considered its review of relevant materials relating to the approval of Ziegler as a sub-adviser to the Fund on August 16, 2012 and the renewal of the agreement on April 22, 2013 (“Previous Meetings”). The Board reviewed a memorandum from the Fund’s counsel regarding the trustees’ responsibilities in evaluating the Fund’s sub-advisory agreement.

The Board considered the following factors, among others, when evaluating the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement: (i) the nature, extent and quality of services provided by Ziegler under the Previous Sub-Advisory Agreement and Interim Sub-Advisory Agreement and New Sub-Advisory Agreement; (ii) the investment performance of the Fund under the management of Ziegler, and the investment performance of Ziegler; (iii) the cost of services provided; (iv) the profitability of Stifel and Ziegler; (v) and the potential for economies of scale for the benefit of Fund investors.

In its deliberation, the Board did not identify any single factor that alone was responsible for its decision to approve the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement.

Nature, Extent and Quality of Services provided by Ziegler. In examining the nature, extent and quality of the services to be provided by Ziegler to the Fund, the Board reviewed the materials provided by Ziegler to the Board and evaluated the resources Ziegler dedicated to the Fund and the qualifications of its personnel. The Board evaluated Ziegler’s ability to attract and retain quality  personnel, including its incentive plans and retirement policies, as well as its research and decision-making processes, including methods adopted to ensure compliance with the investment objectives and policies of the Fund.  The Board reviewed and discussed information regarding any litigation pending, threatened or settled involving Ziegler and Stifel, as well as the results of any audits, investigations or examinations by the Securities and Exchange Commission or other governmental or regulatory authorities. The Board evaluated Ziegler’s financial condition to determine whether Ziegler is financially stable and has adequate resources to manage the Fund. The Board took into account Ziegler’s expertise in providing portfolio management services to investment products similar to the Fund and noted its satisfaction with the management of the Fund since Ziegler took over. The Trustees reviewed Stifel’s financial condition and noted the benefits of Zeigler being part of a larger organization with expanded resources and capabilities. The Board noted that there would be no significant differences between the scope of services required to be provided by Ziegler under the Prior Sub-Advisory Agreement and the scope of services required to be provided by Ziegler under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. In this regard, the Board noted that Ziegler represented that it will remain a separate entity and that the investment and management personnel of Ziegler servicing the Fund are expected to be the same under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement.

Based on this review, the Board concluded that the nature, extent and quality of the sub-advisory services provided by Ziegler were adequate and appropriate in light of its past performance managing the Fund and its experience in managing mid cap growth equity assets.

Investment Performance of the Azzad Ethical Fund and Ziegler. The Board considered the Fund’s performance since Ziegler took over the management of the Fund and evaluated this performance relative to its peers and appropriate benchmarks in light of total return, yield, and market trends.  The Board also reviewed the Fund’s performance from November 2011 through October 2012, prior to Ziegler becoming sub-adviser to the Fund; the Fund’s absolute performance for that period was 1.63%, underperforming the benchmark absolute performance of 9.09% by 746 basis points.  The Board compared this performance to the performance of the Fund from November 2012 through October 2013, after Ziegler became the Fund’s sub-adviser.  The Board noted that the Fund’s performance relative to the benchmark improved significantly; the Fund’s absolute performance of 32.53% was only 140 basis points less than the benchmark’s absolute performance of 33.93%.  The Board also noted that the absolute performance of the Fund from November 2012 through September 2013, a period for which performance of its Morningstar peer group was available, was 25.28%, as compared to 24.87% for the peer group and 25.42% for the benchmark.  The Board then noted that there will be no changes in Ziegler’s investment and management personnel under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement.  Based on these factors, the Board concluded that Ziegler is providing valuable assistance to the Adviser in generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

Costs of Services to be Provided. The Board considered the fee payable under the New Sub-Advisory Agreement, noting that the fee would continue to be paid by the Adviser, not the Fund, and, therefore would not impact the fees paid by the Fund. The Board noted that the fee payable under the New Sub-Advisory Agreement would remain the same as the fee charged under the Prior Sub-Advisory Agreement, and concluded that the fees remain within the range the Board considered reasonable and appropriate in light of the services provided.

Profitability and Economies of Scale to be Realized. The Board recognized that, because Ziegler’s fee is paid by the Adviser and not the Fund, an analysis of the economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Adviser. However, the Board concluded that it would periodically reexamine whether economies of scale has been achieved and the appropriateness of the advisory fee paid to the Adviser and the fees paid to Ziegler in the future. The Adviser noted that it would be responsible for negotiating lower fees as the assets under management in the Fund grow.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, concluded that the approval of the New Agreement was in the best interest of the Fund and its shareholders, and unanimously approved the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement for the Fund.

BOARD OF TRUSTEES
Syed Shamshad Husain
Syed K. Raheemullah
Bashar Qasem
Abed Awad, Esq.

INVESTMENT ADVISER
Azzad Asset Management, Inc.

SUB-ADVISER
Ziegler Capital Management
Federated Investors, Inc.

DIVIDEND PAYING AGENT,
SHAREHOLDERS' SERVICING AGENT,
TRANSFER AGENT
Mutual Shareholder Services, LLC

CUSTODIAN
Huntington National Bank, NA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company

LEGAL COUNSEL
Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 20,000

FY 2013

$ 19,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2014

$ 3,600

FY 2013

$ 3,600

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014

$ 3,600

FY 2013

$ 3,600

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date September 3, 2014